JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

617-663-3000

February 27, 2026

Dear Variable Annuity and Variable Life Contract Owners:

A Special Meeting of Shareholders of American International Trust (the “Fund” or “Acquired Fund”), a series of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on April 7, 2026 at 2:00 p.m., Eastern Time (the “Meeting”). At the Meeting, shareholders of the Acquired Fund, will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Acquired Fund into Disciplined Value International Trust (the “Acquiring Fund”) (the “Reorganization”).

The Reorganization

Under the Plan and with respect to the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will be liquidated and terminated. As a result, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization.

In the Reorganization, holders of Series I, Series II, and Series III shares of the Acquired Fund will generally receive Series I, Series II, and Series NAV shares, respectively, of the Acquiring Fund.

For certain variable life insurance contracts that currently invest in Series I and Series II shares of the Acquired Fund, however, it is expected that, in connection with the Reorganization, John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance Company

of New York (“John Hancock NY”) will replace such Series I and Series II shares with Series NAV shares and Series I shares issued by the Acquiring Fund having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 24, 2026.

The Board has unanimously approved the Reorganization and believes that the Reorganization will benefit shareholders of the Acquired Fund.

The Reorganization is intended to result in a combined Acquiring Fund that has lower net total annual fund operating expenses (both before and after any fee waivers or expense limitations) and stronger prospects for growth and potential opportunities for economies of scale than the Acquired Fund.

The Acquired Fund operates as a feeder fund that invests all of its assets in Class 1 shares of its master fund, International Fund, a series of American Funds Insurance Series (the “Master Fund”). Although the Reorganization will result in an Acquiring Fund with higher effective management fees than those of the Master Fund (which fees American International Trust indirectly bears), each class of shares of the Acquiring Fund to be received in the Reorganization has lower Rule 12b-1 distribution fees than the corresponding classes of shares of the Acquired Fund, which more than offsets the increase in effective management fees.

The value of your investment will not be affected by the Reorganization. Furthermore, the Reorganization is not expected to be a taxable event for federal income tax purposes for variable annuity or variable life insurance contract owners whose contract values are determined by investment in shares of the Acquired Fund. The expenses of the Reorganization will be borne by the Acquired Fund and the Acquiring Fund.

*  *  *

Although you are not a shareholder of JHVIT, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life insurance contracts issued by John Hancock USA and John Hancock NY are invested in subaccounts of separate accounts established by these companies that are registered under the Investment Company Act of 1940 (“Registered Separate Accounts”), and each subaccount invests in shares of one or more series of JHVIT, including the Acquired Fund and Acquiring Fund. You have the right to instruct these insurance companies, as appropriate, how to vote the shares of the Acquired Fund that are attributable to your contracts as of February 6, 2026, the record date for the Meeting. John Hancock USA and John Hancock NY will vote all shares of the Acquired Fund owned by such companies and attributed to such contracts in proportion to the voting instructions with respect to the fund timely received from owners of contracts participating in separate accounts registered under the 1940 Act.

Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus for JHVIT, and a Voting Instructions Form. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

The Board has voted in favor of the proposed Reorganization and recommends that you give voting instructions FOR its approval.

In order for shares to be voted at the Meeting based on your instructions, we urge you to read the Proxy Statement/Prospectus and then complete and mail your Voting Instructions Form in the enclosed postage-paid envelope, allowing sufficient time for its receipt by the close of business on April 6. 2026. To give voting instructions by touch-tone telephone or via the Internet, follow the instructions on the Voting Instructions Form.

*  *  *

If you have any questions regarding the Reorganization, please call one of the following numbers:

For John Hancock USA variable annuity contracts:	(800) 344-1029

For John Hancock USA variable life contracts:	(800) 732-5543

For John Hancock NY variable annuity contracts:	(800) 551-2078

For John Hancock NY variable life contracts:	(800) 732-5543

Sincerely,

/s/ Christopher Sechler
Christopher Sechler
Secretary

John Hancock Variable Insurance Trust

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

617-663-3000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF AMERICAN INTERNATIONAL TRUST

To the Shareholders of American International Trust:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of American International Trust (the “Acquired Fund”), a series of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”), will be held at 200 Berkeley Street, Boston, Massachusetts 02116, on April 7, 2026 at 2:00 p.m., Eastern Time.

Access to the Meeting is limited to variable insurance and annuity contract owners who are authorized to give voting instructions to shareholders and to representatives of the insurance company separate accounts that own shares of the Acquired Fund.

A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting will be held for the following purpose:

Proposal:	To approve an Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund into Disciplined Value International Trust (the “Acquiring Fund”), each a series of the Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying Proxy Statement/Prospectus, proportionately to you and the other shareholders of the Acquired Fund. The costs of the Reorganization will be borne by the Acquired Fund and the Acquiring Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities.

Acquired Fund Outstanding Shares to be Exchanged	Acquiring Fund Shares to be Received

Series I	Series I

Series II	Series II

Series III	Series NAV

Any other business that may properly come before the Meeting.

The Board of Trustees of JHVIT recommends that shareholders vote “FOR” the Proposal.

Each variable insurance and annuity contract owner eligible to give voting instructions and each shareholder of record at the close of business on February 6, 2026 is entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card in the accompanying envelope. No postage is necessary if mailed in the United States. If variable insurance and annuity contract owners eligible to give voting instructions and shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

Sincerely yours,

/s/ Christopher Sechler
Christopher Sechler
Secretary
John Hancock Variable Insurance Trust
February 27, 2026
Boston, Massachusetts

JOHN HANCOCK VARIABLE INSURANCE TRUST

COMBINED PROXY STATEMENT AND PROSPECTUS

PROXY STATEMENT for

American International Trust (the “Acquired Fund,” or “your Fund”),

a series of John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”)

PROSPECTUS for

Disciplined Value International Trust (the “Acquiring Fund”)

a series of the Trust,

(together with the Acquired Fund, the “Funds,” and each a “Fund”)

The address of each Fund is 200 Berkeley Street, Boston, Massachusetts 02116, 617-663-3000.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). Please read it carefully and retain it for future reference. This Proxy Statement/Prospectus is being mailed on or about February 27, 2026 to shareholders of the Acquired Fund as of February 6, 2025. Please read it carefully and retain it for future reference.

Where to Get More Information

Information in the following documents is incorporated by reference into (and therefore legally part of) this Proxy Statement/Prospectus:

•	The Acquiring Fund Series I, Series II and Series NAV summary prospectus, dated April 28, 2025, as supplemented to date.

This summary prospectus is in the same envelope as this Proxy Statement/Prospectus.

•	The JHVIT Prospectus dated April 28, 2025, as supplemented (File Nos. 2-94157 and 811-04146)
•	JHVIT’s Annual Report for the period ended December 31, 2024 (File No. 811-04146)
•	JHVIT’s Semiannual Report for the period ended June 30, 2025 (File No. 811-04146)
•	The Statement of Additional Information of JHVIT dated April 28, 2025, as supplemented (the “JHVIT SAI”) (File Nos. 2-94157 and 811-04146)
•	A Statement of Additional Information dated February 27, 2026 (File No. 333-292732) relating to this Proxy Statement/Prospectus (the “SAI”)

Each of the above referenced documents contains information with respect to both the Acquired Fund and the Acquiring Fund. These documents and additional information about the Funds are on file with the SEC and are available at no charge by writing to us or by calling the appropriate toll-free telephone number below.

Contract holders having any questions regarding the Reorganization should call the appropriate toll free number listed below:

For John Hancock USA variable annuity contracts:	(800) 344-1029
For John Hancock USA variable life contracts:	(800) 827-4546
For John Hancock NY variable annuity contracts:	(800) 551-2078
For John Hancock NY variable life contracts:	(888) 267-7784

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the SEC. The SEC has not passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is February 27, 2026.

The Reorganization

Under the Plan and with respect to the Reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) on the closing date of the Reorganization, which is expected to be on or about April 24, 2026 (the “Exchange Date”).

In the Reorganization, holders of Series I, Series II and Series III shares of the Acquired Fund will generally receive Series I, Series II, and Series NAV shares, respectively, of the Acquiring Fund.

For certain variable life insurance contracts that currently invest in Series I and Series II shares of the Acquired Fund, however, it is expected that, in connection with the Reorganization, John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series I and Series II shares with Series NAV shares and Series I shares issued by the Acquiring Fund having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 24, 2026. All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the form of the Plan attached hereto as Appendix A.

General

JHVIT is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. Such materials also are available on the SEC’s EDGAR Database on its website at sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov.

INTRODUCTION	2
OVERVIEW OF THE REORGANIZATION	3
PROPOSAL APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF AMERICAN INTERNATIONAL TRUST INTO DISCIPLINED VALUE INTERNATIONAL TRUST	6
Comparison of Acquired and Acquiring Fund	6
Comparison of Investment Restrictions	11
Comparison of, and Effect on, Fund Operating Expenses	17
Comparison of Investment Risks	20
Investment Management Fees/Subadvisory Arrangements	24
Performance	25
INFORMATION ABOUT THE REORGANIZATION	28
Agreement and Plan of Reorganization	28
Reasons for the Reorganization	30
Board Consideration of the Reorganization	30
Description of the Securities to Be Issued	33
Other Matters Regarding Certain Contract Holders	34
Federal Income Tax Consequences	34
CAPITALIZATION	35
ADDITIONAL INFORMATION ABOUT THE FUNDS	38
SHAREHOLDERS AND VOTING INFORMATION	38
Shareholders of JHVIT	38
Voting Procedures	40
Solicitation of Proxies and Voting Instructions	41
OUTSTANDING SHARES AND SHARE OWNERSHIP	42
Acquired Fund	42
Acquiring Fund	43
FINANCIAL STATEMENTS; EXPERTS	43
LEGAL MATTERS	44
OTHER MATTERS	44
Appendix A FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

Appendix B FINANCIAL HIGHLIGHTS OF THE FUNDS	B-1

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of proxies to be used at the Meeting. The Board has designated February 6, 2026 as the record date for determining shareholders eligible to vote at the Meeting (the “Record Date”). All shareholders of record at the close of business on the Record Date are entitled to one vote for each share (and fractional votes for fractional shares) of beneficial interest of the Acquired Fund held.

JHVIT. JHVIT is an open-end investment company registered under the 1940 Act. JHVIT currently offers 50 separate series, including the Acquired and Acquiring Fund. JHVIT does not sell its shares directly to the public but generally only to affiliated insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts (“variable contracts”), certain entities affiliated with the insurance companies, as permitted by applicable law, and other series of JHVIT that operate as funds of funds. Shares of JHVIT also may be sold to unaffiliated insurance companies and their separate accounts and certain qualified pension and retirement plans.

Investment Management. John Hancock Variable Trust Advisers LLC (“JHVTA” or the “Advisor”) serves as investment advisor to the Acquiring Fund. Pursuant to an Amended and Restated Advisory Agreement with JHVIT on behalf of the Acquiring Fund, dated June 30, 2020, JHVTA is responsible for, among other things, administering the business and affairs of the Acquiring Fund and selecting, contracting with, compensating and monitoring the performance of any investment subadvisor that manages the investment of the assets of the Fund pursuant to subadvisory agreements.

The Acquired Fund does not have an investment advisor and invests solely in a master fund, International Fund, a series of American Funds Insurance Series (the “Master Fund”), which is managed by Capital Research and Management Company (“CRMC”). The address of CRMC is 333 South Hope Street, 55th Floor, Los Angeles, California, 90071.

Boston Partners Global Investors, Inc. (“Boston Partners” or “the Subadvisor”) ) serves as investment subadvisor to the Acquiring Fund. Boston Partners’ address is One Beacon Street, 30th Floor, Boston, Massachusetts 02108.

JHVTA, CRMC and Boston Partners are registered with the SEC as investment advisors under the Investment Advisers Act of 1940, as amended.

The Distributor. John Hancock Distributors, LLC (“JH Distributors”) serves as JHVIT’s distributor.

The offices of JHVTA and JH Distributors are located at 200 Berkeley Street, Boston, Massachusetts 02116. Their ultimate parent entity is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as “Manulife Financial” in Canada and Asia and principally as “John Hancock” in the United States.

OVERVIEW OF THE REORGANIZATION

The following is a summary discussion of the form and consequences of, and the reasons for, the Reorganization.

At an in-person meeting held December 8-11, 2025, the Board including all the Trustees who are not “interested persons” (as defined in the 1940 Act) of JHVIT, the Advisor, the Subadvisor, or JH Distributors (the “Independent Trustees”), approved the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to shareholders of the Acquired Fund of the shares of the Acquiring Fund; and (iii) the liquidation and termination of the Acquired Fund.

As a result of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a total value equal to the total value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Exchange Date”).

In the Reorganization, holders of Series I, Series II, and Series III shares of the Acquired Fund will generally receive Series I, Series II, and Series NAV shares, respectively, of the Acquiring Fund.

For certain variable life insurance contracts that currently invest in Series I and Series II shares of the Acquired Fund, however, it is expected that, in connection with the Reorganization, John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance

Company of New York (“John Hancock NY”) will replace such Series I and Series II shares with Series NAV shares and Series I shares issued by the Acquiring Fund having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

The Board has unanimously approved the Reorganization and believes that the Reorganization will benefit shareholders of the Acquired Fund.

With respect to the Acquired Fund, the Reorganization is intended to result in a combined Acquiring Fund that has lower net total annual fund operating expenses (both before and after any fee waivers or expense limitations), and stronger prospects for growth and economies of scale than the Acquired Fund. On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses that are lower than those of the Acquired Fund share classes exchanged in the Reorganization.

The Acquired Fund operates as a feeder fund that invests all of its assets in the Master Fund. Although the Reorganization will result in an Acquiring Fund with higher effective management fees than those of the Master Fund (which fees the Acquired Fund indirectly bears), each class of shares of the Acquiring Fund to be received in the Reorganization has lower Rule 12b-1 distribution fees than the corresponding classes of shares of the Acquired Fund, which more than offsets the increase in effective management fees.

The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization — Board Consideration of the Reorganization.”

The Reorganization is not expected to be a taxable event for federal income tax purposes for owners of variable contracts whose contract values are determined by investment in shares of the Acquired Fund. See “Information About the Reorganization – Federal Income Tax Consequences.”

Immediately preceding the Reorganization, the Acquired Fund may, in certain situations, not comply with its investment policies due to the need to make changes to its portfolio to facilitate the Reorganization. The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares.

The projected expenses of the Reorganization (consisting of legal, accounting, printing, and solicitation and proxy tabulation costs) are $198,773, of which $182,626 will be borne by the Acquired Fund (amounting to four basis points and less than $0.01 per share) and $16,147 will be borne by the Acquiring Fund (amounting to less than one basis point and less than $0.01 per share). If the Reorganization is not consummated, these expenses will be paid by JHVTA. Transaction costs are not anticipated to be material in amount and are estimated to not exceed $10,000, which is less than $0.01 per share.

Prior to or concurrent with the Reorganization, the Acquired Fund anticipates that it will redeem fully from the Master Fund. Costs associated with the redemption are expected to be less than $0.01 per share. However, the Acquired Fund reserves the right not to proceed in this manner and may manage its portfolio in anticipation of the Reorganization in a different manner.

PROPOSAL

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE REORGANIZATION OF AMERICAN INTERNATIONAL TRUST INTO DISCIPLINED VALUE INTERNATIONAL TRUST

Shareholders of the Acquired Fund are being asked to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. The Funds are compared below.

Comparison of Acquired and Acquiring Fund

Both the Acquired Fund and the Acquiring Fund have similar investment objectives and policies, as outlined in the chart below. The following is a summary of the similarities and differences between the funds’ investment policies. The Acquired Fund operates as a feeder fund and invests all of its assets in the Master Fund, whereas the Acquiring Fund invests directly in the various investments described below. The Acquired Fund’s objective is to seek to provide long-term growth of capital. The Acquiring Fund’s investment objective is to seek long-term growth of capital. The Acquired Fund’s and the Acquiring Fund’s investment policies are similar in that the Acquired Fund (indirectly through the Master Fund) invests primarily in common stocks of companies outside the United States, including in emerging markets, that the Master Fund’s advisor believes have the potential for growth and the Acquiring Fund invests at last 80% of its assets in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. The funds differ in that the Acquired Fund considers environmental, social, and/or governance factors alongside other relevant factors in its investment process and the Acquiring Fund does not.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

American International Trust (Acquired Fund)	Disciplined Value International Trust (Acquiring Fund)

Approximate Net Assets of Each Fund (as of June 30, 2025):

$370 million	$302 million

American International Trust (Acquired Fund)	Disciplined Value International Trust (Acquiring Fund)

Investment Advisor:

The fund is a feeder fund that invests all of its investable assets in International Fund, managed by Capital Research and Management Company	John Hancock Variable Trust Advisers LLC

Investment Subadvisor:

Not Applicable	Boston Partners Global Investors, Inc.

Portfolio Managers

Portfolio Managers of the Master Fund

Nicholas J. Grace. Partner — Capital Research Global Investors; investment professional for 44 years in total; 42 years with CRMC or affiliate.

Bradford F. Freer. Partner — Capital World Investors; investment professional for 27 years in total; 23 years with CRMC or affiliate.

Carl M. Kawaja. Partner — Capital Research Global Investors; investment professional for 23 years, all with CRMC or affiliate.

Robert H. Neithart. Vice President — Capital Fixed Income Investors, Capital Research and Management Company; investment professional for 26 years in total; 14 years with CRMC or affiliate.

Christopher Hart, CFA. Portfolio Manager. Mr. Hart joined Boston Partners in 2002 and has managed the fund since 2020.

Joshua Jones, CFA. Portfolio Manager. Mr. Jones joined Boston Partners in 20026 and has managed the fund since 2020.

Soyoun Song. Portfolio Manager. Mr. Song joined Boston Partners in 2019 and has managed the fund since 2024.

American International Trust (Acquired Fund)	Disciplined Value International Trust (Acquiring Fund)

Investment Objectives:
To seek to provide long-term growth of capital.	To seek long-term growth of capital.

Principal Investment Strategies:

The fund invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in emerging markets, that the advisor believes have the potential for growth.

The master fund may invest in other funds managed by the investment adviser or its affiliates to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities (“Central Funds”). Shares of Central Funds are only offered for purchase to the master fund’s investment advisor and its affiliates and other funds, investment vehicles and accounts managed by the master fund’s investment advisor and its affiliates. When investing in Central Funds, the master fund bears its proportionate share of the expenses of the Central Funds in which it invests but does not bear additional management fees through its

The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval.

The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of equity and equity-related securities issued by non-U.S. companies of any capitalization size. The fund may invest in all types of equity and equity-related securities, including, without limitation, exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchange-traded funds (ETFs)), real estate investment trusts (REITs), and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a

American International Trust (Acquired Fund)	Disciplined Value International Trust (Acquiring Fund)

investment in such Central Funds. The investment results of the portion of the master fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds. The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments. Because ESG factors are considered alongside other relevant factors, the manager may determine that an investment is appropriate notwithstanding its relative ESG characteristics.

bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The fund defines non-U.S. companies as companies: (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits, from businesses, investments, or sales outside of the United States. The fund primarily will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging and frontier markets.

The fund may invest in securities denominated in the currencies of a variety of developed, emerging and frontier market countries.

The fund generally invests in the equity securities of issuers believed by the manager to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The manager applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer specific factors) in managing the fund, using a

American International Trust (Acquired Fund)	Disciplined Value International Trust (Acquiring Fund)

combination of fundamental and quantitative analysis. In selecting investments for the fund, the manager considers various factors, such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer’s inherent value.

The fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts, and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and nonhedging purposes, including reducing risk, obtaining efficient market exposure, and/or enhancing investment returns.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in Initial Public Offerings (IPOs). An IPO is a company’s first offering of stock to the public. The fund may also seek to increase its income by lending portfolio securities.

American International Trust (Acquired Fund)	Disciplined Value International Trust (Acquiring Fund)

The manager will sell a stock when it no longer meets one or more investment criteria, either through obtaining target value or due to an adverse change in fundamentals or business momentum. Each holding has a target valuation established at purchase, which the manager constantly monitors and adjusts as appropriate.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

Temporary Defensive Investing

During unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, or in carrying out changes to the fund’s subadvisor or investment process, a fund generally may invest all or a portion of its assets in cash and securities that are highly liquid, including: (a) high quality money market instruments, such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents; and (b) money market funds. In the case of funds investing extensively in foreign securities, these investments may be denominated in either U.S. dollars or foreign currencies and may include debt of foreign corporations, governments and supranational organizations. To the extent a fund is in a defensive position, its ability to achieve its investment objective will be limited.

Comparison of Investment Restrictions

As required by the 1940 Act, each Fund is subject to investment policies that can be changed only with shareholder approval. These policies are generally referred to as “fundamental investment restrictions.” In addition, each Fund is also subject to investment restrictions that are “non-fundamental,” i.e., restrictions that can be changed by Board action alone. As long as the Acquired Fund continues to operate as a feeder fund that invests in the Master Fund, the fundamental and non-fundamental investment restrictions for the Acquired Fund will in effect be those of the Master Fund. The Acquired Fund has adopted the following non-fundamental investment restriction to enable it to invest in the Master Fund:

Notwithstanding any other investment policy of the portfolio, the portfolio may invest all of its net assets in an open-end management investment company having substantially the same investment objective and limitations as the portfolio.

The investment restrictions of the Master Fund are compared to those of the Acquiring Fund in a side by side chart below. The Acquired Fund has adopted fundamental and non-fundamental investment restrictions that are set forth immediately below. As indicated above, as long as the Acquired Fund continues to operate as a feeder fund, these restrictions apply only to the extent that the restrictions are not inconsistent with such operations and with the fundamental and non-fundamental restrictions of the Master Fund.

Investment Restrictions of the Acquired Fund

Restrictions 6, 9, 10, 11 and 12 are non-fundamental, and all other restrictions are fundamental. Fundamental restrictions may only be changed by a vote of a majority of the outstanding voting securities of a portfolio as described above.

The fund may not:

1.

Invest more than 5% of the value of its the total assets in the securities of any one issuer provided that this limitation shall apply only to 75% of the value of its total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. under a general Act of Congress. The short-term obligations of commercial banks are excluded from this 5% limitation with respect to 25% of the fund’s total assets.

2.	As to 75% of its total assets, purchase more than 10% of the outstanding voting securities of an issuer.

3.

Invest more than 25% of its total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, a fund may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.

4.	Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein).

5.	Purchase commodities or commodity contracts; except that the fund may engage in transactions involving currencies (including forward or futures contracts and put and call options).

6.	Invest in companies for the purpose of exercising control or management.

7.	Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the loaning of its portfolio securities; and (d) entering into loan participations.

8.

Borrow money, except from banks for temporary purposes, and then in an amount not in excess of 5% of the value of the fund’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, a fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage.

9.	Purchase securities on margin.

10.	Sell securities short, except to the extent that a fund contemporaneously owns or has the right to acquire at no additional cost, securities identical to those sold short.

11.	Invest in puts, calls, straddles, spreads or any combination thereof; except as described above in Fundamental Investment Restriction number 5.

12.	Invest in securities of other investment companies, except as permitted by the 1940 Act.

13.	Engage in underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase or resale of portfolio securities.

Additional Non-Fundamental Restrictions

1.	The portfolio may not invest more than 15% of its net assets in illiquid securities.

2.	The portfolio may not issue senior securities, except as permitted by the 1940 Act.

Notwithstanding Investment Restriction number 12, the Master Fund may invest in securities of other managed investment companies if deemed advisable by their officers in connection with the administration of a deferred compensation plan adopted by the Master Funds’ Trustees pursuant to an exemptive order granted by the SEC.

Notwithstanding Investment Restriction number 13, the portfolios may not engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the portfolio as an underwriter as that term is defined under the Securities Act of 1933, as amended.

Investment Restrictions of the Master Fund and the Acquiring Fund

The fundamental investment restrictions of the Master Fund and the Acquiring Fund are substantially the same except that the Master Fund has a fundamental investment restriction that is may not invest in companies for the purpose of exercising control or management and the Acquiring Fund is silent to such restriction and the Acquiring Fund has a fundamental investment restriction to be elected to be treated as a diversified investment company, and the Master Fund is silent to such restriction. As shown below, the Master Fund and the Acquiring Fund have different non-fundamental investment restrictions.

International Fund (Master Fund)	Disciplined Value International Trust (Acquiring Trust)

Fundamental Investment Restrictions

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or

(1) The fund may not concentrate, as that term is used in the 1940 Act, its investments in a particular industry in violation of the requirements of the 1940 Act, as amended, as interpreted or modified by the SEC from time to time.

(2) The fund has elected to be treated a diversified investment company, as that term is used in the 1940 Act, as amended, and as

International Fund (Master Fund)	Disciplined Value International Trust (Acquiring Trust)

permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, a fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) The fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) The fund may not engage in the business of underwriting securities issued by others, except to the extent that a fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) The fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that each fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund’s ownership of securities.

(6) The fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) The fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

International Fund (Master Fund)	Disciplined Value International Trust (Acquiring Trust)

(8) The fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

For purposes of restriction No. 8, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.

Non-Fundamental Investment Restrictions
The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

The fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the fund’s net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of

International Fund (Master Fund)	Disciplined Value International Trust (Acquiring Trust)

margin. Short sales “against-the-box” are not subject to this limitation.

(11) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (7)) as security for indebtedness any securities held by the fund, except in an amount of not more than 10%* of the value of the fund’s total assets and then only to secure borrowings permitted by restrictions (3) and

(12) For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

Comparison of, and Effect on, Fund Operating Expenses

The operating expenses of each Fund for the twelve-month period ended June 30, 2025 (including pro forma expenses showing the effect of the Reorganization) are set forth below. On a pro forma basis, each class of shares of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses (prior to any fee waivers or expense limitations) that are lower than those of the respective Acquired Fund share classes exchanged in the Reorganization.

The expense ratios and examples below do not reflect the fees and expenses of any variable contract that may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, the expense ratios would be higher.

In the Reorganization, holders of Series I, Series II, and Series III shares of the Acquired Fund will generally receive Series I, Series II, and Series NAV shares, respectively, of the Acquiring Fund.

For certain variable life insurance contracts that currently invest in Series I and Series II shares of the Acquired Fund, however, it is expected that, in connection with the Reorganization, John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance

Company of New York (“John Hancock NY”) will replace such Series I and Series II shares with Series NAV shares and Series I shares issued by the Acquiring Fund having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Annual Fund Operating Expenses (12-month period ended 6/30/25)

(expenses that you pay each year as a percentage of the value of your investment)

Fund/Share	Management fees	Distribution and service (Rule 12b-1) fees	Other expenses	Total annual fund operating expenses	Contractual expense reimbursement[1]	Total annual fund operating expenses after expense reimbursements
(1) American International Trust (Acquired Fund)
Series I	0.48%[2]	0.60%	0.09%[2]	1.17%[2]	(0.01)%	1.16%
Series II	0.48%[2]	0.75%	0.09%[2]	1.32%[2]	(0.01)%	1.31%
Series III	0.48%[2]	0.25%	0.09%[2]	0.82%[2]	(0.01)%	0.81%
(2) Disciplined Value International Trust (Acquiring Fund)
Series I	0.68%	0.05%	0.12%	0.85%	(0.01)%	0.84%
Series II	0.68%	0.25%	0.12%	1.05%	(0.01)%	1.04%
Series NAV	0.68%	0.00%	0.12%	0.80%	(0.01)%	0.79%
(3) Disciplined Value International Trust (Acquiring Fund) (Pro forma combining (1) and (2))
Series I	0.67%	0.05%	0.10%	0.82%	(0.01)%	0.81%
Series II	0.67%	0.25%	0.10%	1.02%	(0.01)%	1.01%
Series NAV	0.67%	0.00%	0.10%	0.77%	(0.01)%	0.76%

1.

The advisor contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement, including the fund (the participating portfolios). This waiver equals, on an annualized basis, 0.0100% of that portion of the aggregate net assets of all the participating portfolios that exceeds $75 billion but is less than or equal to $125 billion; 0.0125% of that portion of the aggregate net assets of all the participating portfolios that exceeds $125 billion but is less than or equal to $150 billion; 0.0150% of that portion of the aggregate net assets of all the participating portfolios that exceeds $150 billion but is less than or equal to $175 billion; 0.0175% of that portion of the aggregate net assets of all the participating portfolios that exceeds $175 billion but is less than or equal to $200 billion; 0.0200% of that portion of the aggregate net assets of all the participating portfolios that exceeds $200 billion but is less than or equal to $225 billion; and 0.0225% of that portion of the aggregate net assets of all the participating portfolios that exceeds $225 billion. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each participating portfolio. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on July 31, 2027, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
2.	The table reflects the combined fees of the feeder fund and the master fund.

Examples: The examples are intended to help you compare the costs of investing in the Acquired and Acquiring Fund. The examples assume that $10,000 is invested in the particular Fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that each Fund’s operating expenses remain the same. The expense examples do not reflect fees and expenses of any variable insurance contract that may use a Fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund/Share Class		One Year	Three Years	Five Years	Ten Years
(1) American International Trust (Acquired Fund)	Series I	$118	$371	$643	$1,419
	Series II	$133	$417	$723	$1,589
	Series III	$83	$261	$454	$1,013
(2) Disciplined Value International Trust (Acquiring Fund)	Series I	$86	$270	$470	$1,048
	Series II	$106	$333	$578	$1,282
	Series NAV	$81	$254	$443	$989
(3) Disciplined Value International Trust (Acquiring Fund) (Pro forma combining (1) and (2))	Series I	$83	$261	$454	$1,013
	Series II	$103	$324	$562	$1,247
	Series NAV	$78	$245	$427	$953

Portfolio Turnover. The Acquired Fund, which operates as a feeder fund, does not pay transaction costs, such as commissions, when it buys and sells shares of the Master Fund. The Master Fund does pay transaction costs when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Master Fund and of the Acquired Fund. During the fiscal period ended June 30, 2025, the Master Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

The Acquiring Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Acquiring Fund’s performance. During the fiscal period ended June 30, 2025, the portfolio turnover rate for the Acquiring Fund was 36% of the average value of its portfolio.

Distribution, Purchase and Redemption Procedures and Exchange Rights. The distribution, purchase and redemption procedures of each Fund, and the exchange rights of the corresponding classes of each Fund, are the same.

Comparison of Investment Risks

The net asset value (“NAV”) of each Fund’s shares will go up and down, meaning that you could lose money on your investment in either Fund. Because the Funds have similar investment objectives and principal investment strategies, as described above, they have similar risks. The principal risks of investing in the Funds are:

Principal Risks Applicable to Both Funds (listed in alphabetical order)

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.

Equity securities risk. The price of equity securities may decline due to changes in a company’s financial condition or overall market conditions. (Acquired Fund only: Growth company securities fluctuate more in price than other securities because of the greater emphasis on earnings expectations.) (Acquiring Fund only: Securities the manager believes are undervalued may never realize their full potential value, and in certain markets value stocks may underperform the market as a whole.)

Foreign securities risk. Less information may be publicly available regarding foreign issuers. Foreign securities may be subject to foreign taxes and may be more volatile than U.S. securities. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. (Acquiring Fund only: Depositary receipts are subject to most of the risks associated with investing in foreign securities directly because the value of a depositary receipt is dependent upon the market price of the underlying foreign equity security. Depositary receipts are also subject to liquidity risk.)

Investment company securities risk. Fund shareholders indirectly bear their proportionate shares of the expenses of any investment company in which the fund invests. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments.

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small capitalization securities may underperform the market as a whole.

Principal Risks Applicable only to the Acquired Fund

ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, fund that do not utilize ESG criteria, or fund that utilize different ESG criteria.

Principal Risks Applicable only to the Acquiring Fund

Cash and cash equivalents risk. Under certain market conditions, such as during a rising stock market, rising interest rate or rising credit spread markets, the use of cash and/or cash equivalents, including money market instruments, could have a negative effect on the fund’s ability to achieve its investment objective and may negatively impact the fund’s performance.

Credit and counterparty risk. The counterparty to an over-the-counter derivatives contract or a borrower of fund securities may not make timely payments or otherwise honor its obligations.

Exchange-traded funds (ETFs) risk. The risks of owning shares of an ETF include the risks of owning the underlying securities the ETF holds. Lack of liquidity in an ETF could result in the ETF being more volatile than its underlying securities. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). A fund bears ETF fees and expenses indirectly.

Frontier-market risk. Frontier-market countries generally have smaller economies and less-developed capital markets and political systems than traditional emerging-market countries, which magnifies emerging-market risks.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase a fund’s volatility and could produce disproportionate losses, potentially more than the fund’s principal investment. Risks of these transactions are different from and possibly greater than risks of investing directly in securities and other traditional instruments. Under certain market conditions, derivatives could become harder to value or sell and may become subject to liquidity risk (i.e., the inability to enter into closing transactions). Derivatives and other strategic transactions that the fund intends to utilize include: foreign currency forward contracts, futures contracts, swaps, equity-linked notes (equity-linked notes generally reflect the risks associated with their underlying securities, depend on the credit of the note’s issuer, may be privately placed, and may have a limited secondary market), and options. Foreign currency forward contracts, futures contracts, and options generally are subject to counterparty risk. In addition, swaps may be subject to interest rate and settlement risk, and the risk of default of the underlying reference obligation. Derivatives associated with foreign currency transactions are subject to currency risk.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Initial public offerings (IPOs) risk. IPO share prices are frequently volatile and may significantly impact fund performance.

Participatory notes risk. Participatory notes (p-notes) represent interests in securities listed on certain foreign exchanges. Due to transaction costs and other expenses, p-notes will not replicate exactly the performance of their underlying securities. P-notes are general unsecured contractual obligations of the financial institutions issuing the notes and are subject to liquidity risk and a high degree of counterparty risk.

Preferred and convertible securities risk. Preferred stock dividends are payable only if declared by the issuer’s board. Preferred stock may be subject to redemption provisions. The market values of convertible securities tend to fall as interest rates rise and rise as interest rates fall. Convertible preferred stock’s value can depend heavily upon the underlying common stock’s value.

Real estate investment trust (REIT) risk. REITs, pooled investment vehicles that typically invest in real estate directly or in loans collateralized by real estate, carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Value investment style risk. Value securities may underperform the market as a whole, which may cause value-oriented funds to underperform equity funds with other investment strategies. Securities the manager believes are undervalued may never perform as expected.

Warrants risk. The prices of warrants may not precisely reflect the prices of their underlying securities. Warrant holders do not receive dividends or have voting or credit rights. A warrant ceases to have value if not exercised prior to its expiration date.

Investment Management Fees/Subadvisory Arrangements

Based on information for the twelve-month period ended June 30, 2025, the effective advisory fee rate charged to the Acquiring Fund, is higher than the advisory fee charged to the Master Fund, in which the Acquired Fund, invests,

As a feeder fund, the Acquired Fund does not have an advisor or subadvisor, and accordingly, does not directly pay any management fees. However, the Master Fund in which the Acquired Fund invests all of its assets has an advisor and pays management fees that are borne indirectly by the feeder funds, including the Acquired Fund.

The Acquiring Fund pays JHVTA a management fee that is accrued and paid daily. The advisory fee for the Acquiring Fund is determined based on the application of the annual percentage rates for the Fund to the “Aggregate Net Assets” of the Fund. Aggregate Net Assets of the Acquiring Fund include the net assets of the Fund and the net assets of one or more other John Hancock Fund Complex funds (or portions thereof) stated below that have the same subadvisor as the Fund. If the Acquiring Fund and such other fund(s) (or portions thereof) cease to have the same subadvisor, their assets will no longer be aggregated for purposes of determining the applicable annual fee rate for the Fund.

American International Trust (Acquired Fund) (paid by the Master Fund)	Disciplined Value International Trust (Acquiring Fund)

0.478% — first $15.0 billion of net assets; plus

0.45% — net assets from $15.0 billion to $17.0         billion; plus

0.44% — net assets from $17.0 billion to $21.0
         billion; plus

0.43% — net assets in excess of $21.0 billion.

0.710% — first $500 million;

0.690% — next $500 million;

0.680% — next $1 billion;

0.670% — next $1 billion;

0.660% — next $2 billion; and

0.650% — excess over $5 billion.†

†The fee schedule above became effective on December 12, 2024.

Aggregate net assets are the net assets of the portfolio, Manulife Boston Partners International Equity Fund, Disciplined Value International Fund, a series of John Hancock Investment Trust, MLI Pension Plus Growth Fund, Manulife Balanced Fund, Manulife MIM Diversified Fund, Manulife Diversified Tri-Plan Fund, Manulife Aggressive Asset Allocation Fund, Manulife Balanced Asset Allocation Fund, Manulife Growth Asset Allocation Fund, Manulife Moderate Asset Allocation Fund and Manulife Retirement Date 2025, 2030, 2035, 2040, 2045, 2050, 2055, 2060 and 2065 Funds.

During the twelve-month period ended June 30, 2025, the Master Fund in which the Acquired Fund invests paid an advisory fee of 0.48% to its advisor and the Acquiring Fund paid an effective advisory fee of 0.68%.

Boston Partners serves as the subadvisor to the Acquiring Fund. For its services, Boston Partners receives a subadvisory fee. The subadvisory fee with respect to the Acquiring Fund is paid by JHVTA and is not an additional charge to the Fund.

*  *   *

A discussion of the basis of the Board’s approval of the continuation of the advisory and subadvisory agreements for the Acquiring Fund at the June 24-26, 2025 Board meeting is available in JHVIT’s Semiannual Report to Shareholders for the six-month period ended June 30, 2025.

Performance

The following information provides some indication of the risks of investing in the Funds by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad-based securities market index. The Acquiring Fund underperformed the Acquired Fund for the one-year period ended December 31, 2024, but outperformed the Acquired Fund for the five-year and ten-year periods ended December 31, 2024.

The calendar year total returns for each Fund represent the returns for that fund’s oldest share class.

Unless all share classes shown in the average annual total returns table have the same inception date, performance shown for periods prior to the inception date of a class is the performance of the fund’s oldest share class. For American International Trust, the performance of the fund’s oldest share class, for periods prior to its inception, is the performance of the Master Fund share class in which the fund invests, adjusted to reflect the expenses of the fund’s oldest class. This pre-inception performance, with respect to any other share class of the fund, has not been adjusted to reflect the Rule 12b-1 fees of that class. As a result, the pre-inception performance shown for a share class other than the oldest share class may be higher or lower than it would be if adjusted to reflect the Rule 12b-1 fees of the class.

The performance information below does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

The past performance of a fund is not necessarily an indication of how it will perform in the future.

American International Trust

(Acquired Fund)

Calendar year total returns for Series II Shares through December 31, 2024 (%)

Best Quarter:	Q4 2020, 21.55%
Worst Quarter:	Q1 2020, -24.67%

Year-to-date total return: the Acquired Fund’s total return for the most recent calendar year quarter ended September 30, 2025, was 21.14%.

Disciplined Value International Trust

(Acquiring Fund)

Calendar year total returns for Series I Shares through December 31, 2024 (%)

Best Quarter:	Q4 2022, 20.55%
Worst Quarter:	Q1 2020, -28.10%

Year-to-date total return: the Acquiring Fund’s total return for the most recent calendar year quarter ended September 30, 2025, was 34.52%.

Average Annual Total Returns (%) — as of 12/31/2024

American International Trust

(Acquired Fund)

	1 Year	5 Year	10 Year
Series I	2.79	0.85	3.63
Series II	2.61	0.72	3.49
Series III	3.10	1.19	3.98
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	5.53	4.10	4.80

Disciplined Value International Trust

(Acquiring Fund)

	1 Year	5 Year	10 Year
Series I	-0.38	5.85	4.39
Series II	-0.56	5.64	4.19
Series NAV	-0.35	5.89	4.45
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes, except foreign withholding taxes on dividends)	3.82	4.73	5.20

*  *  *

INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Proxy Statement/Prospectus as Appendix A. The Plan provides, with respect to the Reorganization, that the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions described below, such acquisition will take place as of the close of regularly scheduled trading on the NYSE on April 24, 2026 or on such later date as may be determined by JHVIT (the “Exchange Date”). The net asset value per share of each class of shares of the Acquired and Acquiring Fund will be determined by dividing the fund’s assets, less liabilities, attributable to that share class, by the total number of outstanding shares of that class. The assets of each Fund will be valued in accordance with the valuation practices of the Acquiring Fund.

The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s full and fractional shares of the Acquired Fund as of the close of regularly scheduled trading on the NYSE on the Exchange Date (the “Effective Time”). The Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the Effective Time the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization.

In the Reorganization, holders of Series I, Series II, and Series III shares of the Acquired Fund will generally receive Series I, Series II, and Series NAV shares, respectively, of the Acquiring Fund.

For certain variable life insurance contracts that currently invest in Series I and Series II shares of the Acquired Fund, however, it is expected that, in connection with the Reorganization, John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and John Hancock Life Insurance Company of New York (“John Hancock NY”) will replace such Series I and Series II shares with Series NAV shares and Series I shares issued by the Acquiring Fund having an equal value. As a result, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

The liquidation and distribution of the assets of the Acquired Fund will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the shareholders of the Acquired Fund, each account representing the respective pro rata number of shares of the Acquiring Fund due the shareholder. After such distribution, JHVIT will take all necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”), and any other applicable law to effect a complete dissolution of the Acquired Fund.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a Majority of the Outstanding Voting Securities (as defined under “Voting Procedures” below) of the Acquired Fund entitled to vote approve the Reorganization. With respect to the Reorganization, the Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by the shareholders of the Acquired Fund, by JHVIT on behalf of either or both of the Acquired and Acquiring Fund if the Board or the officers of JHVIT determine that proceeding with the Reorganization is not in the best interests of either or both funds or their respective shareholders or contract owners. The Plan provides that JHVIT, on behalf of the Acquired or Acquiring Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of that fund, except for certain conditions regarding the receipt of regulatory approvals.

The projected expenses of the Reorganization (consisting of legal, accounting, printing, and solicitation and proxy tabulation costs) are $198,773, of which $182,626 will be borne by the Acquired Fund (amounting to four basis points and less than $0.01 per share) and $16,147 will be borne by the Acquiring Fund (amounting to less than one basis point and less than $0.01 per share). If the Reorganization is not consummated, these expenses will be paid by JHVTA. Transaction costs are not anticipated to be material in amount and are estimated to not exceed $10,000, which is less than $0.01 per share.

If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action for the Fund.

The Board recommends that shareholders approve the Plan under the Proposal.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The Reorganization is intended to result in an Acquiring Fund that has the potential to achieve a more consistent long-term performance record and stronger prospects for growth and potential opportunities for economies of scale than would be the case for the Acquired Fund.

Based on information for the fiscal year ended December 31, 2024, although the net effective management fee rate charged to the Acquiring Fund would have been higher than the advisory charged to the Master Fund (and borne indirectly by the Acquired Fund), the overall expenses of each class of the Acquiring Fund’s shares are lower than the corresponding class of shares of the Acquired Fund due to lower Rule 12b-1 distribution fees borne by the Acquiring Fund.

Series I, Series II, and Series NAV shares of the Acquiring Fund have lower expense ratios (before and after the application of any contractual expense waivers) than those of Series I, Series II, and Series III, respectively, of the Acquired Fund. On a pro forma basis, each class of the resulting combined Acquiring Fund after the Reorganization is expected to have total operating expenses (before or after the application of any contractual expense waivers) that are lower than those of the Acquired Fund share classes exchanged in the Reorganization.

Board Consideration of the Reorganization

The Board, including the Independent Trustees, considered the Reorganization at its in-person meeting held on December 8-11, 2025, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the December 8-11, 2025 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interests of the Fund, as well as in the best interests of shareholders of and contract owners whose contract values are determined by investment in shares of the Acquired Fund, and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisor of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contract owner interests; (8) any direct and indirect costs to be incurred by the Acquired Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization on variable contract owners; and (11) possible alternatives to the Reorganization, including liquidation of the Acquired Fund.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Acquired and Acquiring Funds in connection with its decision to recommend approval of the Reorganization on behalf of the Acquired Fund. With respect to performance information, the Board reviewed information as of September 30, 2025. With respect to the operating expenses, the Board reviewed information for the 12-month period ended June 30, 2025.

Proposal – American International Trust (Acquired Fund) into Disciplined Value International Trust (Acquiring Fund)

First, a combined fund offers economies of scale that may lead to lower per-share fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services, directly or in the Acquired Fund’s case, indirectly. Many of these resources and costs are duplicative.

Second, the Reorganization would permit the Acquired Fund’s shareholders and contract owners to pursue a similar investment objective in a potentially larger fund with similar principal investment strategies. The greater asset size of the combined fund may allow the Acquiring Fund, relative to the Acquired Fund, to reduce per-share expenses by spreading fixed costs over a larger asset base.

Third, on a pro forma basis, the net operating expense ratios of each class of shares of the Acquiring Fund to be received in the Reorganization are estimated to be lower than the current expense ratios for the corresponding class of shares of the Acquired Fund to be exchanged both before and after expense waivers.

Fourth, the Acquiring Fund has outperformed the Acquired Fund for the year to date, 1-year, 5-year and 10-year periods although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. Further, the Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

Fifth, the Acquiring Fund Advisor will continue to provide the same advisory services to the combined fund as it did to the Acquiring Fund. Boston Partners is currently the subadvisor to the Acquiring Fund and is proposed to continue to serve as the subadvisor to the Acquiring Fund, following the Reorganization. Boston Partners is expected to continue to provide investment advisory services and personnel to the combined fund of at least the same quality as the services the Master Fund Advisor currently provides to the Master Fund of the Acquired Fund. The Acquiring Fund’s portfolio management team consists of: Christopher Hart, CFA, Joshua Jones, CFA and Soyoun Song. The portfolio management team of the combined fund will be the same as the current portfolio management team of the Acquiring Fund.

Sixth, assuming certain conditions are satisfied, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of one of the funds.

The Board, including the Independent Trustees, also unanimously approved the Reorganization on behalf of the Acquiring Fund.

Description of the Securities to Be Issued

JHVIT has an unlimited number of authorized shares of beneficial interest. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board, without shareholder approval, to issue shares in different series, to create new series, to name the rights and preferences of the shareholders of each of the series, to approve mergers of series (to the extent consistent with applicable laws and regulations) and to designate a class of shares of a series as a separate series.

The Acquired and Acquiring Funds are separate series of JHVIT. The shares of JHVIT may be issued in four classes: Series I, Series II, Series III and Series NAV shares. Not all JHVIT funds have established or are currently authorized to offer all classes of shares, and additional classes may be offered in the future. Currently, the Acquired Fund has Series I, Series II, and Series III shares issued and outstanding and the Acquiring Fund has Series I, Series II, and Series NAV shares issued and outstanding.

The Acquiring Fund will issue Series I, Series II, and Series NAV shares in connection with the Reorganization. Each such share, when sold in the manner contemplated by the registration statement, will be legally issued. Series I, Series II, and Series NAV shares may not be converted into shares of any other class.

Series I, Series II, Series III, and Series NAV shares of the Funds, as applicable, are the same except for differences in class expenses, including different Rule 12b-1 fees for Series I, Series II, and Series III and, as described below, voting rights.

JHVIT has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for Series I, Series II, and Series III shares of each fund, as applicable. Series NAV shares are not subject to Rule 12b-1 fees. Series I and Series II shares of Disciplined Value International Trust are subject to Rule 12b-1 fees amounting to 0.05% and 0.25%, respectively, in each case as a percentage of the average daily net assets of the particular class. Series I, Series II, and

Series III shares of American International Trust are subject to Rule 12b-1 fees amounting to 0.60%, 0.75%, and 0.25%, respectively, in each case as a percentage of the average daily net assets of the particular class.

Other Matters Regarding Certain Contract Holders

John Hancock USA and John Hancock NY have reported to JHVIT that in connection with the Reorganization of American International Trust into Disciplined Value International Trust, in order to conform with the product features of certain variable life insurance and variable annuity contracts, the insurer will, in the case of Series I shares and Series II shares issued by Disciplined Value International Trust in the Reorganization that are attributable to these particular contracts, replace such Series I shares and Series II shares with a number of Series NAV and Series I shares, respectively, having an aggregate value equal to the replaced Series I shares and Series II shares. This replacement is expected to occur because of certain product features associated with these particular contracts that contemplate investment in Series NAV and Series I shares of certain funds where available, and not Series I shares and Series II shares.

These replacements will not occur for other John Hancock USA and John Hancock NY variable life insurance and variable annuity contracts that invest in the same series of shares of these funds because the product features of those contracts contemplate investment in Series I shares and Series II shares of JHVIT. These replacements will not result in any additional cost for the owners of the affected variable life insurance and variable annuity contracts or for the Acquiring Fund and, as a result of each replacement, affected contract holders will have contract values invested in a class with lower expenses than would have been the case otherwise.

Federal Income Tax Consequences

As a condition to the consummation of the Reorganization, JHVIT will have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund. For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this Proxy Statement/Prospectus and related SAI, and on such other written representations as will have been verified as of the Effective Time of the Reorganization.

None of JHVIT, the Acquired Fund, or the Acquiring Fund has sought a tax ruling from the Internal Revenue Service (the “IRS”), but each is acting in reliance upon the opinions of counsel discussed in the previous paragraph. The opinions are not binding on the IRS and do not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning the potential tax consequences, including state and local income taxes.

CAPITALIZATION

The following table shows as of June 30, 2025, with respect to the Proposal: (1) the capitalization of the Acquired Fund; (2) the capitalization of the Acquiring Fund; and (3) the pro forma combined capitalization of the Acquiring Fund, showing the effect of the Reorganization. The information in Item 3 of the table shows pro rata capitalization information as if the Reorganization had occurred as of that date, adjusted to reflect the expenses of the Reorganization. The table does not show the actual numbers of shares of the Acquiring Fund to be issued in connection with the Reorganization, which will depend upon the net asset value and number of shares outstanding of the Acquired and Acquiring Fund at the time of the Reorganization.

Capitalization Table Funds		Net Assets ($)	Net Asset Value Per Share ($)	Shares Outstanding
(1) American International Trust	- Series I1	$138,773,114	$16.51	8,403,131
(Acquired Fund)	- Series II1	$204,453,768	$16.50	12,393,013
	- Series III[1]	$26,614,321	$16.46	1,617,037

	Total	$369,841,203		22,413,181

Reduction in net assets and decrease in net asset values per share to reflect the estimated expenses of the Reorganization, and decreases in outstanding shares relative to net asset value upon the Reorganization in the Acquired Fund.

	- Series I - Series II - Series III	$(68,526) $(100,958) $(13,142)	$0.00 $(0.01) $(0.01)	(498,563) (823,696) (99,571)

	Total	$(182,626)		(1,421,830)

(2) Disciplined Value International Trust	- Series I	$81,418,267	$17.70	4,599,089
(Acquiring Fund)	- Series II	$47,199,645	$17.66	2,672,788
	- Series NAV	$173,853,479	$17.53	9,917,389

	Total	$302,471,391		17,189,266

Reduction in net assets and no changes in net asset values per share to reflect the estimated expenses of the Reorganization, and increase in outstanding shares relative to net asset value upon the Reorganization in the Acquiring Fund.	- Series I - Series II -Series NAV	$(4,346) $(2,520) $(9,281)	$0.00 $0.00 $0.00	1,775,509 10,602,729 8,613,113

	Total	$(16,147)		20,991,351

(3) Disciplined Value International Trust	- Series I	$112,840,421	$17.70	6,374,598
	- Series II	$234,441,328	$17.66	13,275,517
(Acquiring Fund) (Pro forma assuming combination of (1) and (2))	- Series NAV	$324,832,072	$17.53	18,530,502

	Total	$672,113,821		38,180,617

1.

Note that approximately 10% of JHVIT American International Trust Series I net assets will transfer to JHVIT Disciplined Value International Trust Series I and approximately 90% of JHVIT American International Trust Series I net assets will transfer to JHVIT Disciplined Value International Trust Series NAV. Approximately 92% of JHVIT American International Trust Series II will transfer to JHVIT Disciplined Value International Trust Series II and approximately 8% of JHVIT American International Trust Series II net assets will transfer to JHVIT Disciplined Value International Trust Series I. JHVIT American International Trust Series III will transfer 100% of net assets to JHVIT Disciplined Value International Series NAV.

Acquired Class	Acquiring Class	Asset Allocation %
JHVIT American International Trust Series I	JHVIT Disciplined Value International Series I	10%
JHVIT American International Trust Series I	JHVIT Disciplined Value International Series NAV	90%
JHVIT American International Trust Series II	JHVIT Disciplined Value International Series I	8%
JHVIT American International Trust Series II	JHVIT Disciplined Value International Series II	92%
JHVIT American International Trust Series III	JHVIT Disciplined Value International Series NAV	100%

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about the Fund. The headings are the same in each Fund’s prospectus.

Type of Information	Headings in the Prospectus
Investment objective and policies	• Fund Summary: Investment Objective; Principal Investment Strategies; Principal Risks • Principal Risks of Investing
Portfolio management	• Fund Summary: Portfolio Management • Management: Subadvisors and Portfolio Managers
Expenses	• Fund Summary: Fees and Expenses • Management: Additional information about fund expenses
Purchase of shares, Redemptions or sale of shares	• General Information: Purchase and redemption of shares
Dividends, distributions, and taxes	• Additional Information about the Funds: Taxes • General Information: Dividends

SHAREHOLDERS AND VOTING INFORMATION

Shareholders of JHVIT

JHVIT does not sell its shares directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts issued by such companies, certain entities affiliated with the insurance companies and those funds of JHVIT that operate as funds of funds and invest in other JHVIT funds (the “Funds of Funds”). Only shares of a particular fund are entitled to vote on matters that affect only the interests of that fund.

As of the Record Date, shares of JHVIT were legally owned by John Hancock USA and John Hancock NY (collectively, the “Insurance Companies”) and the Funds of Funds.

The Insurance Companies hold shares principally in their separate accounts. They may also hold shares directly. An Insurance Company may legally own in the aggregate more than 25% of the shares of a fund. For purposes of the 1940 Act, any person who owns “beneficially” more than 25% of the outstanding shares of a fund is presumed to “control” the fund. Shares are generally deemed to be beneficially owned by a person who has the power to vote or dispose of the shares. An Insurance Company has no power to exercise any discretion in voting or disposing of any of the shares that it legally owns, except that it may have the power to dispose of shares that it holds directly. Consequently, an Insurance Company would be presumed to control a fund only if it holds directly for its own account, and has the power to dispose of, more than 25% of the shares of the fund.

The Funds of Funds may invest in Series NAV shares of the Acquiring Fund (the “Underlying Fund”). The Funds of Funds, individually or collectively, may hold more than 25% of the shares of an Underlying Fund. As currently operated, the Funds of Funds have no power to exercise any discretion in voting these shares, and the power to dispose of the shares resides not with the Funds of Funds or with JHVIT but rather with the subadvisor(s) to each Fund of Funds as a result of its subadvisory arrangements. Under these circumstances, JHVIT does not view a Fund of Funds as being the beneficial owner of shares of Underlying Funds for purposes of the 1940 Act presumption of control. See “Solicitation of Proxies and Voting Instructions” below.

John Hancock USA is a stock life insurance company existing under the laws of Michigan and having its principal address at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. John Hancock NY is a stock life insurance company organized under the laws of New York and having its principal address at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each Insurance Company is a wholly-owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. The ultimate parent entity of the John Hancock Insurance Companies is MFC, the holding company of Manulife and its subsidiaries, collectively known as “Manulife Financial.” The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

The number of votes eligible to be cast at the Meeting or outstanding with respect to each fund, the percentage ownership of the outstanding shares of each fund by each of the Insurance Companies and by the Funds of Funds, and other share ownership information, as of the Record Date, are set forth below under “Outstanding Shares and Share Ownership.”

Voting Procedures

Proxies from shareholders may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of JHVIT at 200 Berkeley Street, Boston, Massachusetts 02116; (ii) signing and returning a new proxy, in each case if received by JHVIT by the close of business on April 6, 2026; or (iii) attending the Meeting and voting shares. All valid proxies will be voted in accordance with specifications thereon, or in the absence of specifications, for approval of all applicable Proposals. Instructions from contract owners may be revoked by: (i) mailing written instructions addressed to the Secretary of JHVIT at 200 Berkeley Street, Boston, Massachusetts 02116; or (ii) signing and returning a new voting instructions form, in each case if received by JHVIT by the close of business on April 6, 2026.

Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on the Record Date will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the outstanding shares of JHVIT (or of a fund or class of shares of a fund, as applicable) at the close of business on that date present in person or by proxy will constitute a quorum for the Meeting. A Majority of the Outstanding Voting Securities (defined below) of JHVIT (or of a fund or class of shares of a fund, as applicable) is required to approve a proposal. As used in this Proxy Statement/Prospectus, the vote of a “Majority of the Outstanding Voting Securities” means the affirmative vote of the lesser of:

(1)   67% or more of the voting securities of a fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy; or

(2)   more than 50% of the outstanding voting securities of the fund.

Shareholders are entitled to one vote for each Series I, Series II, and Series NAV share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to one or more proposals in accordance with applicable law to permit further solicitation of proxies. Any adjournment of the Meeting generally will require the affirmative vote of the holders of a majority of JHVIT’s shares cast at the Meeting, and any adjournment with respect to a proposal will require the affirmative vote of the holders of a majority of the shares entitled to vote on the proposal cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion. Because shares for which voting instructions are not timely received will nevertheless be voted in proportion to votes each of John Hancock USA and John Hancock NY receives, all shares will be voted at the meeting and thus the presence of a quorum is assured.

Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a proposal.

Cost of Preparation and Distribution of Proxy Materials. The projected expenses of the Reorganization are $198,773, of which $182,626 will be borne by the Acquired Fund (amounting to four basis points and less than $0.01 per share) and $16,147 will be borne by the Acquiring Fund (amounting to less than one basis point and less than $0.01 per share). In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of JHVIT, the Advisor or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies.

Fund Voting. Shares of the Acquired Fund will vote in the aggregate, and not by class of shares, with respect to each proposal.

If the required shareholder approval is not obtained, the Acquired Fund will continue to operate indefinitely as a separate series of the Trust, or until the Board takes other action with respect to the Acquired Fund.

Solicitation of Proxies and Voting Instructions

JHVIT is soliciting proxies from the shareholders of the Acquired Fund, including the Insurance Companies, which have the right to vote upon matters that may be voted upon at a special shareholders’ meeting. The Insurance Companies will furnish this Proxy Statement/Prospectus to the owners of variable contracts participating in their separate accounts that are registered with the SEC under the 1940 Act (“Registered Accounts”) and that hold shares of the Acquired Fund to be voted at the Meeting and will solicit voting instructions from those contract owners.

Each Insurance Company will vote shares of the Acquired Fund held in its Registered Accounts: (i) for which timely voting instructions are received from contract owners, in accordance with such instructions; and (ii) for which no voting instructions are timely received, in the same proportion as the instructions received from contract owners participating in all its Registered Accounts. The Insurance Companies will vote all other shares of the Acquired Funds held by them in the same proportion as the voting instructions timely received by all the Insurance Companies from contract owners participating in all their Registered Accounts. The effect of proportional voting as described above is that a small number of contract owners can determine the outcome of the voting.

OUTSTANDING SHARES AND SHARE OWNERSHIP

Principal Holders. The following sets forth the principal holders of the shares of each fund. Principal holders are those who own of record or are known by JHVIT to own beneficially 5% or more of a series of a fund’s outstanding shares.

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each class of shares of the Acquired Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY and collectively by the Funds of Funds are set forth below:

Acquired Fund

As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to Series I, Series II, and Series III shares of the Acquired Fund, and the percentage ownership thereof by John Hancock USA and John Hancock NY, and collectively by the Funds of Funds are set forth below:

				Percentage of Shares Held by
Acquired Fund	Share Class	Number of Outstanding Shares	Number of Eligible Votes	JH USA	JH NY	Funds of Funds*
American International Trust	Series I	8,299,929.756	8,299,929.756	97.26%	2.74%	0.00%
	Series II	11,027,848.413	11,027,848.413	85.74%	14.26%	0.00%
	Series III	1,416,194.135	1,416,194.135	99.25%	0.75%	0.00%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Acquired Fund.

Acquiring Fund

As of the Record Date, the share of each class of the Acquiring Fund, and the percentage ownership thereof by John Hancock USA, John Hancock NY, and collectively by the Funds of Funds are set forth below:

			Percentage of Shares Held by
Acquiring Fund	Share Class	Number of Outstanding Shares	JH USA	JH NY	Funds of Funds*
Disciplined Value International Trust	Series I	4,616,128.630	95.39%	4.61%	0.00%
	Series II	2,763,800.199	89.48%	10.52%	0.00%
	Series NAV	12,098,311.401	86.85%	1.88%	11.26%

*	Represents the aggregate percentage ownership of the Funds of Funds.

As of the Record Date, Trustees and officers of JHVIT, in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of the Acquiring Fund.

FINANCIAL STATEMENTS; EXPERTS

The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2024 (File Nos. 2-94157; 811-04146) have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. The audited financial highlights of the Acquired and Acquiring Funds for the five years ended December 31, 2024 are included in Appendix B to this Proxy Statement/Prospectus.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

JHVIT will furnish, without charge, copies of its Annual Report for the fiscal year ended December 31, 2024 to any shareholder or contract owner upon request. To obtain a report, please contact JHVIT by calling 1-800-344-1029 or by writing to JHVIT at 200 Berkeley Street, Boston,

Massachusetts 02116, Attn.: Treasurer. JHVIT’s Annual Report for the fiscal year ended December 31, 2024 was filed with the SEC on March 6, 2025.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Harsha Pulluru, Esq., Counsel, U.S. Operations Law Department, John Hancock. Certain tax consequences of the Reorganization will be passed upon by K&L Gates LLP, One Congress Street, Boston, Massachusetts 02111.

OTHER MATTERS

The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

JHVIT is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of JHVIT must be received by JHVIT a reasonable time before JHVIT’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF TRUSTEES

February 27, 2026

Boston, Massachusetts

It is important that voting instructions be returned promptly. Therefore, shareholders who do not expect to attend the Meeting in person are urged to complete, sign and date the Voting Instructions Form and return it in the enclosed envelope.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made this [__] day of April 2026, among John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business trust, on behalf of American International Trust (the “Fund” or “Acquired Fund”) and Disciplined Value International Trust (the “Acquiring Fund”), each of which is a separate series or fund of JHVIT, and, solely with respect to Section 9, John Hancock Variable Trust Advisers LLC (“JHVTA”).

This Plan shall be deemed to be a separate agreement by JHVIT on behalf of the Acquired Fund and the Acquiring Fund.

WHEREAS, JHVIT intends to provide for the reorganization (the “Reorganization”) of the Acquired Fund through the acquisition by the Acquiring Fund of all assets, known or unknown, fixed or contingent, subject to all of the liabilities, known or unknown, fixed or contingent, of the Acquired Fund in exchange for Series I, Series II, and Series NAV voting shares of beneficial interest, par value $.01 per share, of the Acquiring Fund (the “Acquiring Fund Shares”), the liquidation of the Acquired Fund and the distribution to Acquired Fund shareholders of the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of JHVIT (the “Board”) has determined that the transfer of all or substantially all of the assets and all of the liabilities of the Acquired Fund to the Acquiring Fund is in the best interests of each such series, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such series (“contract owners”), and that the interests of existing shareholders and contract owners will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the mutual promises herein contained, JHVIT on behalf of, respectively, the Acquired Fund and the Acquiring Fund, and JHVTA with respect to Section 9 of the Plan only, hereto agree as follows:

1.   Transfer of Assets of the Acquired Fund in Exchange for Acquiring Fund Shares and Liquidation of the Acquired Fund

(a)   Plan of Reorganization.

(i)   JHVIT on behalf of the Acquired Fund, will convey, transfer and deliver to the Acquiring Fund all known or unknown, fixed or contingent assets of the Acquired Fund (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and other assets). In consideration thereof, JHVIT on behalf of the Acquiring Fund will (A) assume and pay, all of the known or unknown, fixed or contingent obligations and liabilities of the Acquired Fund and (B) issue and deliver to the Acquired Fund that number of full and fractional Series I, Series II, and Series NAV shares of beneficial interest of the Acquiring Fund as determined in Section 1(c) hereof. Any Series I, Series II, and Series NAV shares of beneficial interest, par value $.01 per share, of the Acquired Fund (“Acquired Fund Shares”) held in the treasury of JHVIT at the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof) shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b)(i) hereof (the “Exchange Date”). All computations for the Acquired Fund and the Acquiring Fund shall be performed by each Fund’s respective custodian (the “Acquired Fund Custodian” and the Acquiring Fund Custodian,” respectively). State Street Bank and Trust Company serves as custodian and pricing agent for the Acquired Fund. Citibank, NA serves as custodian and pricing agent for the Acquiring Fund. The determination of the Acquired Fund Custodian and the Acquiring Fund Custodian shall be conclusive and binding on all parties in interest. For purposes of this Plan and this Section 1(a)(i) in particular, Series III shares of American International Trust shall be deemed to correspond to Series NAV shares of Disciplined Value International Trust.

(ii)   As of the Effective Time of the Reorganization, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (“Acquired Fund shareholders”) as of the Effective Time of the Reorganization the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Acquired Fund held by the Acquired Fund shareholders. The holders of Series I, Series II, and Series III shares of American International Trust will receive Series I, Series II, and Series NAV shares of Disciplined Value International Trust, respectively. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders and representing the respective pro-rata number of the Acquiring Fund Shares due such shareholders. The Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange. The exchange of the Acquired Fund’s shares for the Acquiring Fund’s shares shall constitute a full cancellation of those shares and shall terminate any continuing rights of the holders of such Acquired Fund shares as such.

(iii)   With respect to the Reorganization, as soon as practicable after the Effective Time of the Reorganization, JHVIT shall take all the necessary steps under Massachusetts law, JHVIT’s Agreement and Declaration of Trust (the “Declaration of Trust”) and any other applicable law to effect a complete dissolution of the Acquired Fund.

(b)   Exchange Date and Effective Time of the Reorganization.

(i)   Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as of the close of regularly scheduled trading on the New York Stock Exchange (the “NYSE”) (the “Effective Time of the Reorganization”) on the day (the “Exchange Date”) which is the later of: (A) the final adjournment of the meeting of the holders of Acquired Fund shares at which this Plan will be considered; (B) April 24, 2026; or (C) such later day as any one or more of the officers of JHVIT may determine.

(ii)   All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization, unless otherwise provided.

(iii)   In the event that on the proposed Exchange Date: (A) the NYSE shall be closed to trading or trading thereon shall be restricted; or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

(iv)   On the Exchange Date, portfolio securities of the Acquired Fund shall be transferred by the Acquired Fund Custodian to the Acquiring Fund Custodian for the account of the Acquiring Fund duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

(c)   Valuation.

(i)   The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund and the net value of the assets of the Acquired Fund to be transferred in exchange for such Series I, Series II, and Series NAV shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of Series I, Series II, and Series NAV shares of the Acquiring Fund shall be computed by the Acquiring Fund Custodian in the manner set forth in the Declaration of Trust or JHVIT’s By-laws (the “By-laws”) and then-current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of the Acquired Fund to be transferred shall be computed by the Acquired Fund Custodian by calculating the value of the assets of the Acquired Fund and by subtracting therefrom the amount of the liabilities assigned and transferred to the Acquiring Fund, said assets and liabilities to be valued in the manner set forth in the Declaration of Trust or By-laws and then-current prospectus and statement of additional information.

(ii)   The number of Series I, Series II, and Series NAV shares of the Acquiring Fund to be issued (including fractional shares, if any) by the Acquiring Fund in exchange for the Acquired Fund’s assets shall be determined by dividing the net value of the assets of the Acquired Fund attributable to shares of each class to be transferred by the net asset value per share of the shares of the Acquiring Fund to be exchanged for each such class of shares of the Acquired Fund, in each case as determined in accordance with Section 1(c)(i).

(iii)    All computations of value shall be made by the Acquiring Fund Custodian and the Acquired Fund Custodian in accordance with their regular practice as pricing agents for the Acquiring Fund and the Acquired Fund, respectively.

2.   Representations and Warranties of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund represents and warrants as follows:

(a)   Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquiring Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquiring Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)   Registration as Investment Company. JHVIT is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)   Current Offering Documents. The current prospectus of JHVIT dated April 28, 2025, as supplemented, and the current statement of additional information of JHVIT dated April 28, 2025, as it relates to the Acquiring Fund, as supplemented, and as it may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)   Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All of the issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e)   Financial Statements. The financial statements of the Acquiring Fund for the fiscal year ended December 31, 2024, which have been audited by the independent registered public accounting firm retained by JHVIT fairly present the financial position of the Acquiring Fund as of the date thereof and its results of operations and changes in net assets for the period indicated in accordance with generally accepted accounting principles (“GAAP”).

(f)   Shares to be Issued Upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable (except as disclosed in the Acquiring Fund’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series).

(g)   Authority Relative to this Plan. JHVIT, on behalf of the Acquiring Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(h)   Liabilities. There are no known liabilities of the Acquiring Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund’s Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2024 or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.

(i)   No Material Adverse Change. Since December 31, 2024, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(j)   Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquiring Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquiring Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquiring Fund, pending or threatened, other than routine inspections and audits.

(k)   Contracts. No default exists under any material contract or other commitment on behalf of the Acquiring Fund to which JHVIT is subject.

(l)   Taxes. All federal and other income tax returns of the Acquiring Fund required to be filed by JHVIT have been filed for all taxable years to and including December 31, 2023, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquiring Fund have been paid so far as due. The Acquiring Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquiring Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquiring Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquiring Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(m)   No Approvals Required. Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquiring Fund of the Reorganization, except such as have been obtained as of the date hereof.

3.   Representations and Warranties of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund represents and warrants as follows:

(a)   Organization, Existence, etc. JHVIT is a business trust that is duly organized, validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. The Acquired Fund is a validly existing series of shares of such business trust representing interests in a separate portfolio thereof under the laws of Massachusetts. Each of the Acquired Fund and JHVIT has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b)   Registration as Investment Company. JHVIT is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

(c)   Current Offering Documents. The current prospectus of JHVIT dated April 28, 2025, as supplemented, and the current statement of additional information of JHVIT dated April 28, 2025, as it relates to the Acquired Fund, as supplemented, and as each may be further supplemented or amended, included in JHVIT’s registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the 1940 Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)   Capitalization. JHVIT has an unlimited number of authorized shares of beneficial interest, par value $.01 per share. All of the outstanding shares of JHVIT have been duly authorized and are validly issued, fully paid and non-assessable (except as disclosed in JHVIT’s prospectus and recognizing that under Massachusetts law, shareholders of a series of JHVIT could, under certain circumstances, be held personally liable for the obligations of such series). All such shares of the Acquired Fund will, at the Effective Time of the Reorganization, be held by the shareholders of record of the Acquired Fund as set forth on the books and records of JHVIT in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Fund for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Acquired Fund shares, and the Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund shares (other than any existing dividend reinvestment plans of the Acquired Fund or as set forth in this Plan), nor are there outstanding any securities convertible by their terms into any shares of the Acquired Fund (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of JHVIT). All of the Acquired Fund’s issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

(e)   Financial Statements. The financial statements of the Acquired Fund for the fiscal year ended December 31, 2024, which have been audited by the independent registered public accounting firm retained by JHVIT fairly present the financial position of the Acquired Fund as of the date thereof and its results of operations and changes in net assets for the period indicated in accordance with GAAP.

(f)   Authority Relative to this Plan. JHVIT, on behalf of the Acquired Fund, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Board and no other proceedings by JHVIT other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. JHVIT is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by or that would prevent its execution and performance of this Plan in accordance with its terms.

(g)   Liabilities. There are no known liabilities of the Acquired Fund, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund’s financial statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2024 or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.

(h)   No Material Adverse Change. Since December 31, 2024, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquired Fund, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

(i)   Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of JHVIT, threatened that, if adversely determined, would materially and adversely affect the Acquired Fund’s assets or business or that would prevent or hinder consummation of the transactions contemplated hereby, there are no facts that would form the basis for the institution of administrative proceedings against the Acquired Fund and, to the knowledge of JHVIT, there are no regulatory investigations of the Acquired Fund, pending or threatened, other than routine inspections and audits.

(j)   Contracts. JHVIT is not subject to any contracts or other commitments on behalf of the Acquired Fund (other than this Plan) that will not be terminated with respect to the Acquired Fund without liability to JHVIT or the Acquired Fund as of or prior to the Effective Time of the Reorganization.

(k)   Taxes. All federal and other income tax returns of the Acquired Fund required to be filed by JHVIT with respect to the Acquired Fund have been filed for all taxable years to and including December 31, 2023, and all taxes payable pursuant to such returns have been paid. To the knowledge of JHVIT, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Acquired Fund have been paid so far as due. The Acquired Fund currently is, at all times since its inception has been, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h)(1) of the Code and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Acquired Fund, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. The Acquired Fund’s shares are (and since its inception have been) held only by (a) insurance company “segregated asset accounts” within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect. The Acquired Fund is, and at all times since its inception has been, qualified as a “regulated investment company” under subchapter M of the Code.

(l)   No Approvals Required. Except for the effectiveness of the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Acquired Fund’s shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Acquired Fund of the Reorganization, except such as have been obtained as of the date hereof.

4.   Covenants of JHVIT on Behalf of the Acquiring Fund

JHVIT on behalf of the Acquiring Fund covenants to the following:

(a)   Registration Statement. On behalf of the Acquiring Fund, JHVIT shall file with the Commission a Registration Statement on Form N-14 (the “Registration Statement”) under the Securities Act relating to the Acquiring Fund Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement: (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the

Commission thereunder (the “Regulations”); and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the proxy statement/prospectus (the “Prospectus”) and statement of additional information (the “SAI”) included therein, as amended or supplemented by any amendments or supplements filed by JHVIT, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b)   Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquiring Fund agrees to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization.

(c)   Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquiring Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5.   Covenants of JHVIT on Behalf of the Acquired Fund

JHVIT on behalf of the Acquired Fund covenants to the following:

(a)   Meeting of the Acquired Fund’s Shareholders. JHVIT shall call and hold a meeting of the shareholders of the Acquired Fund for the purpose of acting upon this Plan and the transactions contemplated herein.

(b)   Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), the Acquired Fund’s assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Acquired Fund’s books. At least five (5) business days prior to the Exchange Date, the Acquired Fund will provide the Acquiring Fund with a list of its assets and a list of its stated liabilities. The

Acquired Fund shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of JHVIT, on behalf of the Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that the Acquired Fund holds any investments that the Acquiring Fund would not be permitted to hold, the Acquired Fund will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, JHVIT will prepare and deliver, on the Exchange Date, immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of the Acquired Fund as of the Effective Time of the Reorganization and prepared in accordance with GAAP (the “Schedule”). All securities to be listed in the Schedule for the Acquired Fund as of the Effective Time of the Reorganization will be owned by the Acquired Fund free and clear of any liens, claims, charges, options and encumbrances, except as indicated in the Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

(c)   Registration Statement. In connection with the preparation of the Registration Statement, JHVIT on behalf of the Acquired Fund will furnish the information relating to the Acquired Fund required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and SAI). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Acquired Fund: (i) will comply in all material respects with the provisions of the Securities Act and the Regulations; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and SAI, as amended or supplemented by any amendments or supplements filed by JHVIT, insofar as they relate to the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or SAI made in reliance upon and in conformity with information furnished by JHVIT with respect to the Acquired Fund for use in the Registration Statement, Prospectus or SAI as provided in this Section 5(c).

(d)   Cooperation in Effecting Reorganization. JHVIT on behalf of the Acquired Fund agrees to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

(e)   Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, and, in particular, any actions necessary as a result of the circumstances identified in Section 1(a)(ii) of this Plan, JHVIT with respect to the Acquired Fund shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

(f)   Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, JHVIT on behalf of the Acquired Fund shall prepare a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code (if any).

6.   Conditions Precedent to Obligations of JHVIT on Behalf of the Acquired Fund

The obligations of JHVIT on behalf of the Acquired Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)   Approval by the Acquired Fund’s Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of the Acquired Fund entitled to vote on the matter (“Acquired Shareholder Approval”).

(b)   Covenants, Warranties and Representations. With respect to the Acquiring Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the

Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of the Acquiring Fund since December 31, 2024.

(c)   Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the “Regulatory Approvals”).

(d)   Tax Opinions. JHVIT shall have received one or more opinions of K&L Gates LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to JHVIT, that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering its opinion, K&L Gates LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and SAI, and on such other written representations verified as of the Effective Time of the Reorganization.

7.   Conditions Precedent to Obligations of JHVIT on Behalf of the Acquiring Fund

The obligations of JHVIT on behalf of the Acquiring Fund with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a)   Approval by the Acquired Fund’s Shareholders. The Acquired Shareholder Approval shall have been obtained with respect to the Acquired Fund.

(b)   Covenants, Warranties and Representations. With respect to the Acquired Fund, JHVIT shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h)) in the financial condition, results of operations, business, properties or assets of the Acquired Fund since December 31, 2024.

(c)   Portfolio Securities. All securities to be acquired by the Acquiring Fund in the Reorganization shall have been approved for acquisition by JHVTA (or, at its discretion, by a subadvisor for the Acquiring Fund) as consistent with the investment policies of the Acquiring Fund.

(d)   Regulatory Approval. The Regulatory Approvals shall have been obtained.

(e)   Distribution of Income and Gains. JHVIT on behalf of the Acquired Fund shall have distributed to the shareholders of the Acquired Fund all of the Acquired Fund’s investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carry forward, for its taxable year ending on the Exchange Date.

(f)   Tax Opinions. JHVIT shall have received the Tax Opinions.

(g)   Financial Statements. The financial statements of JHVIT for the fiscal year ended December 31, 2024 shall have been audited by the independent registered public accounting firm retained by JHVIT. In addition, as of the Exchange Date and except as may be affected by the transactions contemplated by this Plan: (i) the representations and warranties of JHVIT on behalf of the Acquired Fund set forth in Sections 3(e) and (g) of this Plan are true and correct as to the financial statements referred to in the first sentence of this Section 7(g); and (ii) the representation and warranty set forth in the first sentence of Section 3(k) of this Plan are true and correct as to all taxable years up to and including December 31, 20.

8.   Amendments; Terminations; No Survival of Covenants, Warranties and Representations

(a)   Amendments. JHVIT may, by an instrument in writing authorized by the Board, amend this Plan at any time before or after approval hereof by the shareholders of the Acquired Fund, but after such approval, no amendment shall be made that substantially changes the terms hereof.

(b)   Waivers. At any time prior to the Effective Time of the Reorganization, JHVIT, on behalf of either or both of the Acquired and Acquiring Funds, may by written instrument signed by it; (i) waive any inaccuracies in the representations and warranties made to it or such Fund or series contained herein; and (ii) waive compliance with any of the covenants or conditions made for its benefit or the benefit of such Fund or series contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

(c)   Termination. This Plan may be terminated by JHVIT at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Acquired Fund, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that either the Board or one or more of the officers of JHVIT determine that proceeding with this Plan is not in the best interests of the shareholders or contract owners of either or both of the Acquired and Acquiring Funds, or for any other reason.

(d)   Unless JHVIT shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on November 1, 2026 if the Effective Time of the Reorganization is not on or prior to such date.

(e)   Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9.   Expenses

The projected expenses of the Reorganization are $198,773, of which $182,626 will be borne by the Acquired Fund (amounting to four basis points and less than $0.01 per share) and $16,147 will be borne by the Acquiring Fund (amounting to less than one basis point and less than $0.01 per share). If the Reorganization is not consummated, the expenses of the Reorganization as to that Acquired Fund or the Acquiring Fund, as applicable, will be paid by JHVTA. Such expenses include, without limitation: (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Fund shares registered thereby, which shall be payable by the Acquiring Fund); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs relating to the Reorganization.

10.   Reliance

All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Acquired Fund, the Acquiring Fund and JHVIT notwithstanding any investigation made by such party or on its behalf.

11.   Headings; Counterparts; Governing Law; Assignment

(a)   The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

(b)   This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

(c)   This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

(d)   This Plan shall bind and inure to the benefit of JHVIT, the Acquired Fund and the Acquiring Fund and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

(e)   The name “John Hancock Variable Insurance Trust” is the designation of the Trustees under an Agreement and Declaration of Trust dated January 22, 2016, as amended, and all persons dealing with JHVIT must look solely to JHVIT’s property for the enforcement of any claims against JHVIT, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of JHVIT. No series of JHVIT shall be liable for claims against any other series of JHVIT.

IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

JOHN HANCOCK VARIABLE INSURANCE TRUST, on behalf of the Acquired Fund

BY:
Name:
Title:

JOHN HANCOCK VARIABLE INSURANCE TRUST, on behalf of the Acquiring Fund

BY:
Name:
Title:

For purposes of Section 9 only:

JOHN HANCOCK VARIABLE TRUST ADVISERS LLC

BY:
Name:
Title:

Appendix B

FINANCIAL HIGHLIGHTS OF THE FUNDS

The financial highlights tables for the Acquired and Acquiring Fund are intended to help investors understand the financial performance of each Fund for the past five years ended December 31, 2024 and the six month period ended June 30, 2025. Certain information reflects financial results for a single share of a fund. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in the particular fund (assuming reinvestment of all dividends and distributions). The financial statements of JHVIT included in its Annual Report to Shareholders for the fiscal year ended December 31, 2024 (File Nos. 2-94157 and 811-04146) have been audited by PricewaterhouseCoopers LLP. These financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired and Acquiring Funds. Copies of the Annual Report are available on request as described above.

The performance information included in the “Financial Highlights” does not reflect fees and expenses of any variable insurance contract that may use JHVIT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

American International Trust

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)2	Expenses before reductions (%)	Expenses including reduc- tions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)

Series I
06-30-2025[3]	14.77	(0.04)[4]	1.78	1.74	—	—	—	—	16.51	11.78[5]	0.64[6,7]	0.63[6,7]	(0.50)[4,6]	139	1
12-31-2024	14.50	0.12[4]	0.29	0.41	(0.12)	(0.02)	—	(0.14)	14.77	2.79	0.64[7]	0.63[7]	0.80[4]	122	6
12-31-2023	15.03	0.15[4]	1.87	2.02	(0.15)	(2.40)	—	(2.55)	14.50	15.39	0.65[7]	0.64[7]	0.93[4]	122	7
12-31-2022	20.56	0.22[4]	(4.63)	(4.41)	(0.22)	(0.90)	—	(1.12)	15.03	(21.11)	0.64[7]	0.63[7]	1.32[4]	106	15
12-31-2021	21.41	0.41[4]	(0.80)	(0.39)	(0.42)	(0.04)	—	(0.46)	20.56	(1.81)	0.63[7]	0.63[7]	1.89[4]	145	9
12-31-2020	19.83	0.06[4]	2.46	2.52	(0.07)	(0.87)	—	(0.94)	21.41	13.56	0.64[7]	0.63[7]	0.32[4]	170	10

Series II
06-30-2025[3]	14.76	(0.05)[4]	1.79	1.74	—	—	—	—	16.50	11.79[5]	0.79[6,7]	0.73[6,7]	(0.60)[4,6]	204	1
12-31-2024	14.50	0.10[4]	0.28	0.38	(0.10)	(0.02)	—	(0.12)	14.76	2.61	0.79[7]	0.75[7]	0.62[4]	201	6
12-31-2023	15.03	0.12[4]	1.87	1.99	(0.12)	(2.40)	—	(2.52)	14.50	15.23	0.80[7]	0.77[7]	0.75[4]	213	7
12-31-2022	20.54	0.20[4]	(4.61)	(4.41)	(0.20)	(0.90)	—	(1.10)	15.03	(21.16)	0.79[7]	0.76[7]	1.20[4]	206	15
12-31-2021	21.39	0.39[4]	(0.81)	(0.42)	(0.39)	(0.04)	—	(0.43)	20.54	(1.96)	0.78[7]	0.76[7]	1.80[4]	293	9
12-31-2020	19.82	0.03[4]	2.46	2.49	(0.05)	(0.87)	—	(0.92)	21.39	13.40	0.79[7]	0.76[7]	0.16[4]	317	10

Series III
06-30-2025[3]	14.69	(0.01)[4]	1.78	1.77	—	—	—	—	16.46	12.05[5]	0.29[6,7]	0.28[6,7]	(0.15)[4,6]	27	1
12-31-2024	14.43	0.17[4]	0.28	0.45	(0.17)	(0.02)	—	(0.19)	14.69	3.10	0.29[7]	0.28[7]	1.08[4]	26	6
12-31-2023	14.97	0.20[4]	1.86	2.06	(0.20)	(2.40)	—	(2.60)	14.43	15.76	0.30[7]	0.29[7]	1.24[4]	28	7
12-31-2022	20.48	0.29[4]	(4.62)	(4.33)	(0.28)	(0.90)	—	(1.18)	14.97	(20.80)	0.29[7]	0.28[7]	1.72[4]	27	15
12-31-2021	21.34	0.50[4]	(0.82)	(0.32)	(0.50)	(0.04)	—	(0.54)	20.48	(1.50)	0.28[7]	0.28[7]	2.31[4]	36	9
12-31-2020	19.75	0.12[4]	2.47	2.59	(0.13)	(0.87)	—	(1.00)	21.34	13.98	0.29[7]	0.28[7]	0.64[4]	38	10

1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods 3 Six months ended 6-30-25. Unaudited. 4 Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests. 5 Not annualized. 6 Annualized. 7 Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.

Disciplined Value International Trust

Per share operating performance for a share outstanding throughout each period											Ratios and supplemental data

		Income (loss) from investment operations			Less distributions						Ratios to average net assets

Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) on invest- ments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)	From tax return of capital ($)	Total distribu- tions ($)	Net asset value, end of period ($)	Total return (%)[2]	Expenses before reductions (%)	Expenses including reduc- tions (%)	Net investment income (loss) (%)	Net assets, end of period (in millions)	Portfolio turnover (%)

Series I
06-30-2025[3]	13.99	0.24	3.47	3.71	—	—	—	—	17.70	26.52[4]	0.855	0.855	3.07[5]	81	36
12-31-2024	15.47	0.31	(0.24)	0.07	(0.05)	(1.50)	—	(1.55)	13.99	(0.38)	0.84	0.84	1.95	68	93
12-31-2023	13.15	0.32	2.28	2.60	(0.28)	—	—	(0.28)	15.47	19.96	0.87	0.86	2.22	77	81
12-31-2022	14.38	0.31	(1.05)	(0.74)	(0.49)	—	—	(0.49)	13.15	(4.77)	0.93	0.92	2.33	67	74
12-31-2021	13.05	0.46	1.25	1.71	(0.38)	—	—	(0.38)	14.38	13.06	0.93	0.92	3.21	78	60
12-31-2020	12.92	0.21	0.17	0.38	(0.25)	—	—	(0.25)	13.05	3.27	0.94	0.94	1.85	77	190[6]

Series II
06-30-2025[3]	13.97	0.22	3.47	3.69	—	—	—	—	17.66	26.41[4]	1.055	1.05[5]	2.86[5]	47	36
12-31-2024	15.45	0.28	(0.24)	0.04	(0.02)	(1.50)	—	(1.52)	13.97	(0.56)	1.04	1.04	1.75	40	93
12-31-2023	13.14	0.29	2.27	2.56	(0.25)	—	—	(0.25)	15.45	19.69	1.07	1.06	2.02	45	81
12-31-2022	14.37	0.29	(1.06)	(0.77)	(0.46)	—	—	(0.46)	13.14	(4.98)	1.13	1.12	2.15	41	74
12-31-2021	13.04	0.43	1.25	1.68	(0.35)	—	—	(0.35)	14.37	12.86	1.13	1.12	3.02	46	60
12-31-2020	12.91	0.19	0.17	0.36	(0.23)	—	—	(0.23)	13.04	3.07	1.14	1.14	1.65	46	190[6]

Series NAV
06-30-2025[3]	13.85	0.24	3.44	3.68	—	—	—	—	17.53	26.57[4]	0.805	0.80[5]	3.09[5]	174	36
12-31-2024	15.33	0.31	(0.23)	0.08	(0.06)	(1.50)	—	(1.56)	13.85	(0.35)	0.79	0.79	1.98	156	93
12-31-2023	13.03	0.33	2.25	2.58	(0.28)	—	—	(0.28)	15.33	20.05	0.82	0.81	2.27	161	81
12-31-2022	14.26	0.31	(1.04)	(0.73)	(0.50)	—	—	(0.50)	13.03	(4.75)	0.88	0.87	2.35	151	74
12-31-2021	12.94	0.46	1.24	1.70	(0.38)	—	—	(0.38)	14.26	13.15	0.88	0.87	3.26	193	60
12-31-2020	12.82	0.21	0.16	0.37	(0.25)	—	—	(0.25)	12.94	3.27	0.89	0.89	1.90	178	190[6]

1 Based on average daily shares outstanding. 2 Total returns exclude insurance-related fees and expenses and would have been lower had certain expenses not been reduced during the applicable periods 3 Six months ended 6-30-25. Unaudited. 4 Not annualized. 5 Annualized. 6 Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.

JOHN HANCOCK VARIABLE INSURANCE TRUST 200 BERKELEY STREET BOSTON, MA 02116 VIEW MATERIALS & VOTE To vote by Internet 1) Read the Proxy Statement and have the voting instruction form below at hand. 2) Go to website www.proxyvote.com or scan the QR Barcode above 3) Follow the instructions provided on the website. To vote by Telephone 1) Read the Proxy Statement and have the voting instruction form below at hand. 2) Call 1-800-690-6903 3) Follow the instructions. To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the voting instruction form below. 3) Sign and date the voting instruction form. 4) Return the voting instruction form in the envelope provided. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V83324-Z92047 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY These voting instructions, if properly executed, will be voted in the manner directed by the contract owner. IF NO DIRECTION IS MADE, THESE VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE PROPOSAL. Please refer to the proxy statement/prospectus for a discussion of the proposal. For Against Abstain 1. To approve an Agreement and Plan of Reorganization providing for the reorganization of American International Trust (the “Acquired Fund”) into Disciplined Value International Trust (the “Acquiring Fund”), each a series of the Trust. Under this agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying Proxy Statement/Prospectus, proportionately to you and the other shareholders of the Acquired Fund. The direct costs of the Reorganization will be borne by the Acquired Fund. The Acquiring Fund would also assume substantially all of the Acquired Fund’s liabilities. If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign his or her own name, indicating that he or she is a “Partner.” If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a “Trustee.” Signature [PLEASE SIGN WITHIN BOX Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Proxy Statement is available at www.proxyvote.com. V83325-Z92047 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK VOTING INSTRUCTIONS FORM AMERICAN INTERNATIONAL TRUST The undersigned hereby instructs John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York to vote all shares of American International Trust attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 200 Berkeley Street, Boston, Massachusetts 02116 at 2:00 p.m., Eastern Time, April 7, 2026, and any adjournments thereof, as indicated below and in their discretion upon such other matters as may properly come before the Meeting. Voting pursuant to these instructions will be as specified. If no specification is made as to an item on a properly executedVoting Instructions Form, voting will be for such item. This voting instructions form is provided for the shares of the above referenced fund attributable to your contract values as of February 6, 2026. Please sign, date, and return the voting instructions form in the enclosed postage-paid envelope. VOTING INSTRUCTIONS MUST BE RECEIVED BY THE CLOSE OF BUSINESS ON APRIL 6, 2026 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 7, 2026. THESE VOTING INSTRUCTIONS ARE SOLICITED BY JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ANDJOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF JOHN HANCOCK VARIABLE INSURANCE TRUST. PLEASE SIGN AND DATE ON THE REVERSE SIDE.

STATEMENT OF ADDITIONAL INFORMATION

Dated: February 27, 2026

AMERICAN INTERNATIONAL TRUST

(the “Acquired Fund,” a series of John Hancock Variable Insurance Trust)

AND

DISCIPLINED VALUE INTERNATIONAL TRUST

(the “Acquiring Fund,” a series of John Hancock Variable Insurance Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement/Prospectus (also dated February 27, 2026). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in the combined Proxy Statement/Prospectus dated February 27, 2026, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on April 7, 2026.

The Proxy Statement/Prospectus may be obtained free of charge by writing or telephoning:

JOHN HANCOCK VARIABLE INSURANCE TRUST

200 Berkeley Street

Boston, Massachusetts 02116

800-344-1029

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

The Statement of Additional Information of John Hancock Variable Insurance Trust (“JHVIT”) dated April 28, 2025 (the “JHVIT SAI”) relating to the Acquired Fund and the Acquiring Fund.

Audited Financial Statements of JHVIT for the fiscal year ended December  31, 2024, relating to the Acquired Fund and the Acquiring Fund.

Unaudited Financial Statements of JHVIT for the semiannual period ended June 30, 2025, relating to the Acquired Fund and the Acquiring Fund.

Pro forma Financial Information for the Reorganization.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) as filed with the Securities and Exchange Commission (“SEC”) (File Nos. 2-94157; 811-04146):

1.	The Statement of Additional Information of JHVIT dated April 28, 2025, as supplemented, relating to the Acquired Fund and the Acquiring Fund.

2.

The Audited Financial Statements of JHVIT for the fiscal year ended December 31, 2024, relating to the Acquired Fund and the Acquiring Fund, including the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, are incorporated by reference to JHVIT’s Annual Report to Shareholders dated December 31, 2024 filed with the SEC on Form N-CSR on March 6, 2025, insofar as such financial statements and report relate to the Acquired Fund and the Acquiring Fund.

3.

The Unaudited Financial Statements of JHVIT for the semiannual period ended June 30, 2025, relating to the Acquired Fund and the Acquiring Fund, are incorporated by reference to JHVIT’s Semiannual Report to Shareholders dated June 30, 2025 filed with the SEC on Form N-CSR on August 29, 2025, insofar as such financial statements and report relate to the Acquired Fund and the Acquiring Funds.

PRO FORMA FINANCIAL INFORMATION

Combination of American International Trust into Disciplined Value International Trust

The unaudited pro forma information provided herein should be read in conjunction with the audited Annual Report to Shareholders of American International Trust and Disciplined Value International Trust for the period ended December 31, 2024, which is on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the period ended June 30, 2025 is intended to present ratios and supplemental data as if the merger of American International Trust, or Acquired Fund, into Disciplined Value International Trust, or Acquiring Fund (collectively, the “Funds”), had been consummated at June 30, 2025. The merger is intended to consolidate the Acquired and Acquiring Fund, each of which invests in international equity securities.

The Funds have the same administrator, fund recordkeeping services agent, fund accounting agents and custodian. Each of such service providers has entered into an agreement with the Trust that governs the provision of services to the Funds. Such agreements contain the same terms. The Acquired Fund and Acquiring Fund had effective advisory fee rates of 0.00% and 0.68%, respectively, for the 12-month period ended June 30, 2025.

As of June 30, 2025, the net assets of: (i) the Acquired Fund were $369,841,203; and (ii) the Acquiring Fund were $302,471,391. The net assets of the combined fund as of June 30, 2025 would have been $672,113,821.00, reflecting a reduction of $198,773 due to estimated reorganization costs (legal, accounting, printing, solicitation and tabulation of proxies, and portfolio trading costs).

On a pro forma basis, for the 12-month period ended June 30, 2025, this proposed reorganization would result in an estimated $649,347 increase in the combined management fees charged, an estimated $1,873,070 decrease in 12b-1 fees, and an estimated $41,353 decrease in combined other operating expenses (including audit fees) due to the combined fund eliminating duplicative expenses and achieving other operating economies of scale, resulting in a less than $0.01 per share expense decrease.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation or Subchapter M income tax compliance. The Acquiring Fund will be the accounting survivor of the proposed reorganization and will also maintain the performance history of the Acquiring Fund at the closing of the proposed reorganization.

As of December 31, 2024, American International Trust had long-term capital loss carryforwards of $3,240,785, which do not expire.

The estimated reorganization costs of $198,773 incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization will be borne pro rata by the Acquired Fund and Acquiring Fund on the basis of expense ratio savings within the combined fund. The projected expenses of the Reorganization (consisting of legal, accounting, printing, and solicitation and proxy tabulation costs) are $198,773, of which $182,626 will be borne by the Acquired Fund (amounting to four basis points and less than $0.01 per share) and $16,147 will be borne by the Acquiring Fund (amounting to less than one basis point and less than $0.01 per share). If the Reorganization is not consummated, these expenses will be paid by JHVTA. Transaction costs are not anticipated to be material in amount and are estimated to not exceed $10,000, which is less than $0.01 per share.